Exhibit 99.1

August 1, 2022
FTAI Infrastructure Announces Completion of Spin-Off From Fortress Transportation and Infrastructure Investors LLC
NEW YORK, August 1, 2022 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ: FIP) (“FTAI Infrastructure”) announced today that it has successfully completed its spin-off from Fortress Transportation and Infrastructure Investors LLC (“FTAI”) on August 1, 2022. Starting on August 2, 2022, FTAI Infrastructure will begin trading on the Nasdaq under the ticker symbol “FIP” and FTAI will resume trading under the ticker symbol “FTAI”. Holders of FTAI common shares as of the record date of July 21, 2022 and through the distribution date of August 1, 2022, and those who purchased FTAI common shares on the “regular-way” market after the close of business on the record date and up to and including through the distribution date, have been electronically issued one share of FTAI Infrastructure common stock for each FTAI common share held.
About FTAI Infrastructure Inc.
FTAI Infrastructure acquires, develops, and operates assets and businesses that represent critical infrastructure for customers in the transportation and energy industries. FTAI Infrastructure targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Language Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to information regarding the transactions contemplated by the spin-off and the commencement of trading. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to FTAI Infrastructure. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in “Risk Factors” of FTAI Infrastructure’s registration statement on Form 10, filed with the Securities and Exchange Commission on April 29, 2022, as amended on May 26, 2022, July 1, 2022, July 12, 2022 and declared effective on July 15, 2022, which are available on FTAI Infrastructure’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for FTAI Infrastructure to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. FTAI Infrastructure expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in FTAI Infrastructure’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(212) 798-6128
aandreini@fortress.com